UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2024

Inhibrx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39452	82-4257312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11025 N. Torrey Pines Road, Suite 200

La Jolla, CA 92037

(Address of principal executive offices, including zip code)

(858) 795-4220

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	INBX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, governmental and regulatory approvals are required to complete the transactions contemplated by the Agreement and Plan of Merger, dated January 22, 2024, by and among Inhibrx, Inc., a Delaware corporation (the “Company”), Aventis Inc., a Pennsylvania corporation (“Parent”) and wholly owned subsidiary of Sanofi, and Art Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (the “Merger Agreement”). These approvals include the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). The Company and Sanofi each filed a Notification and Report Form pursuant to the HSR Act with respect to the Merger Agreement with the U.S. Federal Trade Commission and the U.S. Department of Justice on February 9, 2024, and the applicable 30-day statutory waiting period under the HSR Act expired at 11:59 p.m., Eastern time, on March 11, 2024. The expiration of the waiting period under the HSR Act satisfies one of the conditions to the closing of the Merger Agreement, which remains subject to other customary closing conditions, including receipt of stockholder approval.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements about Parent’s proposed acquisition of Company and INBRX-101, and the Company’s related spin-off of the assets and liabilities associated with INBRX-105, INBRX-106 and INBRX-109, its existing pipeline and corporate infrastructure, which involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, among other things, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by the Company’s stockholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the possibility that competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the integration of the Company and Sanofi will be more difficult, time consuming or costly than expected; risks and costs relating to the separation of the assets and liabilities associated with INBRX-105, INBRX-106 and INBRX-109 and the consummation of the spin-off in the anticipated timeframe or at all; changes to the configuration of the INBRX-105, INBRX-106 and INBRX-109 businesses included in the separation if implemented; disruption from the transaction making it more difficult to maintain business and operational relationships; risks related to diverting management’s attention from the Company’s ongoing business operation; negative effects of this announcement or the consummation of the proposed transaction on the market price of the Company’s shares of common stock and/or operating results; significant transaction costs; risks associated with the discovery of unknown liabilities prior to or after the closing of the proposed transactions; the risk of litigation and/or regulatory actions related to the proposed transactions or the Company’s business; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; the conflicts in the Ukraine and the Middle East; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; and future business combinations or disposals. Important factors, risks and uncertainties that could cause actual results to differ materially from such forward looking statements also include but are not limited to the initiation, timing, progress and results of the Company’s research and development programs as well as the Company’s preclinical studies and clinical trials; the Company’s ability to advance therapeutic candidates into, and successfully complete, clinical trials; the Company’s interpretation of initial, interim or preliminary data from the Company’s clinical trials, including interpretations regarding disease control and disease response; the timing or likelihood of regulatory filings and approvals, including whether any product candidate, receives approval from the FDA, or similar regulatory authority, for an accelerated approval process; the commercialization of the Company’s therapeutic candidates, if approved; the pricing, coverage and reimbursement of the Company’s therapeutic candidates, if approved; the Company’s ability to utilize the Company’s technology platform to generate and advance additional therapeutic candidates; the implementation of the Company’s business model and strategic plans for the Company’s business and therapeutic candidates; the Company’s ability to successfully manufacture the Company’s therapeutic candidates for clinical trials and commercial use, if approved; the Company’s ability to contract with third-party suppliers and manufacturers and their ability to perform adequately; the scope of protection the Company is able to establish and maintain for intellectual property rights covering the Company’s therapeutic candidates; the Company’s ability to enter into strategic partnerships and the potential benefits of such partnerships; the Company’s estimates regarding expenses, capital requirements and needs for additional financing; the ability to raise funds needed to satisfy the Company’s capital requirements, which may depend on financial, economic and market conditions and other factors, over which the Company may have no or limited control; the Company’s financial performance; the Company’s and the Company’s third party partners’ and service providers’ ability to continue operations and advance the Company’s therapeutic candidates through clinical trials and the ability of the Company’s third party manufacturers to provide the required raw materials, antibodies and other biologics for the Company’s preclinical research and clinical trials in light of current market conditions or any pandemics, regional conflicts, sanctions, labor conditions, geopolitical events, natural disasters or extreme weather events; the ability to retain the continued service of the Company’s key professionals and to identify, hire and retain additional qualified professionals; and developments relating to the Company’s competitors and the Company’s industry; and other risks described from time to time in the “Risk Factors” section of its filings with the U.S. Securities and Exchange Commission, including those described in its Annual Report on Form 10-K as well as its Quarterly Reports on Form 10-Q, and supplemented from time to time by its Current Reports on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Inhibrx undertakes no obligation to update these statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Additional Information and Where to Find It

This communication is being made in connection with the proposed transaction involving the Company, Parent and the other parties to the Merger Agreement. The Company has filed a preliminary proxy statement and certain other documents, and may file additional relevant materials, regarding the proposed transaction with the SEC. The Company filed the preliminary proxy statement with the SEC on February 29, 2024. The definitive proxy statement will be mailed to the Company’s stockholders in connection with the proposed acquisition. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Any vote in respect of resolutions to be proposed at the Company’s annual meeting of stockholders to approve the proposed acquisition or other responses in relation to the proposed acquisition should be made only on the basis of the information contained in the Company’s proxy statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov or on the Company’s website at https://www.inhibrx.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

The Company, its respective directors and certain of their respective executive officers may be deemed to be “participants” (as defined under Section 14(a) of the Securities Exchange Act of 1934) in the solicitation of proxies from stockholders of the Company with respect to the potential transaction. Information about the identity of Company’s (i) directors is set forth in the section entitled “Our Board of Directors” on page 153 of Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2024 (the “2024 10-K”) (and available here) and (ii) executive officers is set forth in the section entitled “Our Executive Officers” on page 157 of the 2024 10-K (and available here). Information about the compensation of Company’s non-employee directors is set forth in the section entitled “Non-Employee Director Compensation Policy” starting on page 158 of the 2024 10-K (and available here). Information about the compensation of Company’s named executive officers is set forth in the section entitled “Executive Compensation” starting on page 158 of the 2024 10-K (and available here). Transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Securities Act of 1933) are disclosed in the section entitled “Certain Relationships and Related Party Transactions” on page 171 of the 2024 10-K (and available here). Information about the beneficial ownership of Company securities by Company’s directors and named executive officers is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” starting on page 167 of the 2024 10-K (and available here).

Any change of the holdings of the Company’s securities by its directors or executive officers from the amounts set forth in the 2024 10-K have been reflected in the following Statements of Beneficial Ownership on Form 4 filed with the SEC: Form 4, filed by Kelly Deck, with the filing of the Company on March 6, 2024. As of March 12, 2024, the “participant” set forth above “beneficially owned” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) less than 1% of shares of common stock, par value $0.0001 share, of the Company.

Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://www.inhibrx.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2024

INHIBRX, INC.

By:	/s/ Kelly Deck
Kelly Deck
Chief Financial Officer

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